CITIGROUP ALTERNATIVE INVESTMENTS
                     MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

                              SEC FILE #333-133590

                                POWER OF ATTORNEY

The person whose signature appears below hereby appoints Daniel McAuliffe, Christopher Hutt and Jennifer Magro and each of them, any of whom may act without the joinder of others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC.


/S/    Charles Hurty
   -------------------------------------


Name:  Charles Hurty
     -----------------------------------


Title: Director


Date:  August 28, 2006




                        CITIGROUP ALTERNATIVE INVESTMENTS
                     MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

                              SEC FILE #333-133590

                                POWER OF ATTORNEY

The person whose signature appears below hereby appoints Daniel McAuliffe, Christopher Hutt and Jennifer Magro and each of them, any of whom may act without the joinder of others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC.


/S/    Steven Krull
   -------------------------------------


Name:  Steven Krull
     -----------------------------------


Title: Director


Date:  August 30, 2006




                        CITIGROUP ALTERNATIVE INVESTMENTS
                     MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

                              SEC FILE #333-133590

                                POWER OF ATTORNEY

The person whose signature appears below hereby appoints Daniel McAuliffe, Christopher Hutt and Jennifer Magro and each of them, any of whom may act without the joinder of others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC.


/S/    Raymond Nolte
   -------------------------------------


Name:  Raymond Nolte
     -----------------------------------


Title: Director


Date:  September 5, 2006